                               EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of TCI Portfolios,  Inc.,  dated June 3,
1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios,  Inc.,  dated July 22, 1988
(filed as Exhibit 1.2 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a4    Articles  Supplementary of TCI Portfolios,  Inc., dated November 30,
1992  (filed  as  Exhibit  1.4  to  Post-Effective   Amendment  No.  18  to  the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to  Post-Effective  Amendment  No. 18 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20,
1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to  Post-Effective  Amendment  No. 19 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on September
27, 1996, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios,  Inc.,  dated April 1, 1997
(filed as Exhibit 1.7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on April 28,
1997, and incorporated herein by reference).

EX-99.a8    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective  Amendment No.
23 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a10 to Post-Effective  Amendment
No. 25 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated October 12, 2000 (filed as Exhibit a11 to  Post-Effective  Amendment
No. 29 to the Registration  Statement on December 1, 2000, File No. 33-14567 and
incorporated herein by reference).

EX-99.a12   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a12 to  Post-Effective  Amendment No.
31 to the  Registration  Statement of the Registrant filed on June 1, 2001, File
No. 33-14567 and incorporated herein by reference).

EX-99.a13   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective  Amendment No.
35 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 12, 2002, and incorporated herein by reference).

EX-99.a14   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated December 17, 2002 (filed as Exhibit a14 to Post-Effective  Amendment
No. 36 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on January 27, 2003, and incorporated herein by reference).

EX-99.a15   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated January 15, 2004.

EX-99.b1    Amended and Restated By-Laws of TCI Portfolios, Inc., dated November
23,  1991  (filed  as  Exhibit  2 to  Post-Effective  Amendment  No.  17 to  the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2    Amendment  to  Amended  and  Restated  By-Laws of  American  Century
Variable  Portfolios,  Inc.,  dated  November  22,  1997 (filed as Exhibit b2 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-14567,  filed on January 15, 1999, and incorporated herein by reference).

EX-99.d1    Management  Agreement between American Century Variable  Portfolios,
Inc., and American Century Investment Management,  Inc., dated November 16, 1998
(filed  as  Exhibit d to  Post-Effective  Amendment  No. 24 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
15, 1999, and incorporated herein by reference).

EX-99.d2    Addendum  to  the  Management  Agreement  between  American  Century
Variable  Portfolios,  Inc., and American Century Investment  Management,  Inc.,
dated December 1, 2000 (filed as Exhibit d2 to  Post-Effective  Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 12, 2001, and incorporated herein by reference).

EX-99.d3    Addendum  to  the  Management  Agreement  between  American  Century
Variable  Portfolios,  Inc., and American Century Investment  Management,  Inc.,
dated June 18, 2001 (filed as Exhibit d3 to  Post-Effective  Amendment No. 32 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-14567,
filed on July 16, 2001, and incorporated herein by reference).

EX-99.d4    Addendum  to  the  Management  Agreement  between  American  Century
Variable  Portfolios,  Inc., and American Century Investment  Management,  Inc.,
dated March 6, 2002 (filed as Exhibit d4 to  Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-14567,
filed on April 12, 2002, and incorporated herein by reference).

EX-99.d5    Addendum  to  the  Management  Agreement  between  American  Century
Variable  Portfolios,  Inc., and American Century Investment  Management,  Inc.,
dated December 31, 2002 (filed as Exhibit d5 to Post-Effective  Amendment No. 36 to the Registration Statement on Form N-1A of the Registrant,  File No.33-14567,
filed on January 27, 2003, and incorporated herein by reference).

EX-99.d6    Amendment No. 1 to the Management Agreement between American Century
Variable  Portfolios,  Inc., and American Century Investment  Management,  Inc.,
dated August 1, 2003.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1    Global Custody  Agreement  between The Chase  Manhattan Bank and the
Twentieth Century and Benham Funds,  dated August 9, 1996 (filed as Exhibit 8 to
Post-Effective  Amendment No. 31 to the  Registration  Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody  Agreement  between The Chase  Manhattan
Bank and the Twentieth  Century and Benham Funds,  dated December 9, 2000, filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration Statement of
American  Century  Variable  Portfolios II, Inc., File No.  333-46922,  filed on
January 9, 2001 and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth  Century  Services,  Inc., and  Commerce  Bank,  N.A,  dated  January  22,  1997  (filed as  Exhibit  8e to
Post-Effective  Amendment No. 76 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds,  Inc., File No.  32-14213,  filed on February 28,
1997, and incorporated herein by reference).

EX-99.h1    Transfer  Agency  Agreement  with  between TCI  Portfolios,  Inc and
Twentieth  Century  Services,  Inc.,  (formerly J. E. Stowers & Company),  dated
October 15, 1987 (filed as Exhibit 9 to  Post-Effective  Amendment No. 19 to the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2    Credit  Agreement with The Chase Manhattan  Bank, as  Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities  Trust,  File No. 2-94608 filed on January 30, 2004, and incorporated herein by reference).

EX-99.h3    Customer  Identification Program Reliance Agreement dated October 1,
2003  (filed  as  Exhibit  h10  to  Post-Effective   Amendment  No.  40  to  the
Registration  Statement on Form N-1A of American Century  Municipal Trust,  File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel to be filed by amendment.

EX-99.j1    Consent of Deloitte & Touche LLP to be filed by amendment.

EX-99.j2    Power of Attorney  dated  November  15, 2002 (filed as Exhibit j2 to
Post-Effective  Amendment No. 99 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney  dated  November  15, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 103 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213 filed on December 1, 2003, and incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated November 25, 2002 (filed as Exhibit
j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of American Century Mutual Funds, Inc., File No. 2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.m1  Class II  Master  Distribution  Plan  dated May 18,  2001  (filed as
Exhibit m1 to Post-Effective  Amendment No. 32 to the Registration  Statement of
the  Registrant,  File No.  33-14567,  filed on July 16, 2001, and  incorporated herein by reference).

EX-99.m2    Amendment No. 1 to Class II Master  Distribution Plan dated December
31,  2002  (filed  as  Exhibit  m2 to  Post-Effective  Amendment  No.  4 to  the
Registration  Statement of American  Century  Variable  Portfolios  II, Inc., on
December 20, 2002, File No. 333-46922).

EX-99.n1    Multiple  Class Plan dated  May 18,  2001  (filed as Exhibit  n1 to
Post-Effective Amendment No. 32 to the Registration Statement of the Registrant,
File  No.  33-14567,  filed  on  July  16,  2001,  and  incorporated  herein  by reference).

EX-99.n2    Amendment No. 1 to Multiple Class Plan dated March 6, 2002 (filed as
Exhibit n2 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form N-1A of the  Registrant,  File No.  33-14567,  filed on April 12, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to  Multiple  Class Plan dated  December  31,  2002
(filed as  Exhibit n3 to  Post-Effective  Amendment  No. 36 to the  Registration
Statement on Form N-1A of the Registrant, File No.33-14567, filed on January 27,
2003, and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).